Exhibit 10.1

CG ONCOLOGY, INC.

2015 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options and Restricted Stock.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant of Options or Restricted Stock under the Plan.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(ii) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means CG Oncology, Inc., a Delaware corporation, or any successor thereto.

(k) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n) “Employee” means any person who is a common-law employee of the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q) “Exercise Price” means the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board in the applicable Award Agreement.

(r) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the foregoing, if the determination date for the Fair Market Value occurs on a weekend or holiday, the Fair Market Value will be the price as determined in accordance with subsections (i) through (iii) above (as applicable) on the next business day, unless otherwise determined by the Administrator.

(s) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(u) “Option” means a stock option granted pursuant to the Plan.

(v) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(w) “Participant” means the holder of an outstanding Award.

(x) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(y) “Plan” means this 2015 Equity Incentive Plan.

(z) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(aa) “Service Provider” means an Employee, Director or Consultant.

(bb) “Service End Date” means date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s engagement agreement, if any).

(cc) “Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

(dd) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 44,128,766.1 The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or if it is surrendered pursuant to an Exchange Program or, with respect to Restricted Stock, if it is forfeited to or repurchased by the Company due to the failure to vest, then the unpurchased Shares (or, for Awards other than Options, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant

[1]	In connection with the 1-for-9.535 reverse stock split of our common stock, which we effected on January 16, 2024, this number became 4,628,082.

to Awards of Restricted Stock are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Subject to specific delegation by the Board, different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee shall have been constituted to satisfy Applicable Laws and shall have been specifically delegated duties by the Board as an Administrator of the Plan.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute and determine the terms and conditions of an Exchange Program;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award, including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(d) of the Plan regarding Incentive Stock Options);

(x) to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 12 of the Plan;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options and Restricted Stock may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

(b) Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

(d) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 10 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination (but in no event shall the right to exercise terminate earlier than 30 days after the Participant’s termination as a Service Provider). Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination (but in no event shall the right to exercise terminate earlier than six (6) months after the Participant’s termination as a Service Provider). Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent or distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death (but in no event shall the right to exercise terminate earlier than six (6) months following the Participant’s death). Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed with revert to the Company and again will become available for grant under the Plan.

8. Leaves of Absence/Transfer Between Locations. Unless required by applicable law or the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

9. Limited Transferability of Awards.

(a) Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent or distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Further, during the period the Company is relying upon the exemption from registration provided in Rule 12h-1(f)(1) promulgated under the Exchange Act (the “Rule 12h-1(f) Exemption”) until the Company either (i) becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or (ii) is no longer relying upon the Rule 12h-1(f) Exemption, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (x) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (y) to an executor or guardian of the Participant upon the death or disability of the Participant, in each case, to the extent required for continued reliance on the Rule 12h-1(f) Exemption. Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f) or, if the Company is not relying on the Rule 12h-1(f) Exemption, to the extent permitted by the Plan.

10. Adjustments Upon Changes in Capitalization; Dissolution or Liquidation.

(a) Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 11 below, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Participant in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for: (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares; (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that (i) conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration” and (ii) the Administrator will make such adjustments to an Award required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to the Award. In the event of any distribution of cash or other assets to shareholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it previously has not been exercised, an Award will terminate immediately prior to the consummation of such proposed action.

11. Change in Control. If a Change in Control or a merger of the Company with or into another corporation or other entity occurs, all Shares acquired under the Plan and all Options and other Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is a party, in the manner determined by the Board in its capacity as the Administrator, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Options and other Awards (or all portions of an Option or other Award) in an identical manner. The treatment specified in the transaction agreement or as determined by the Board may include (without limitation) one or more of the following with respect to each outstanding Option or Award:

(a) Continuation of the Option or Award by the Company (if the Company is the surviving corporation).

(b) Assumption of the Option by the surviving corporation or its parent in a manner that complies with Code Section 424(a) (whether or not the Option is an Incentive Stock Option).

(c) Substitution by the surviving corporation or its parent of a new option for the Option in a manner that complies with Code Section 424(a) (whether or not the Option is an Incentive Stock Option).

(d) Cancellation of the Option and a payment to the Participant with respect to each Share subject to the portion of the Option that is vested as of the transaction date equal to the excess of (A) the value, as determined by the Board in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of the transaction, over (B) the per-Share Exercise Price of the Option (such excess, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Stock. If the Spread applicable to an Option is zero or a negative number, then the Option may be cancelled without making a payment to the Participant.

(e) Cancellation of the Option without the payment of any consideration; provided that the Participant shall be notified of such treatment and given an opportunity to exercise the Option (to the extent the Option is vested or becomes vested as of the effective date of the transaction) during a period of not less than five (5) business days preceding the effective date of the transaction, unless (A) a shorter period is required to permit a timely closing of the transaction and (B) such shorter period still offers the Participant a reasonable opportunity to exercise the Option. Any exercise of the Option during such period may be contingent upon the closing of the transaction.

(f) Suspension of the Participant’s right to exercise the Option during a limited period of time preceding the closing of the transaction if such suspension is administratively necessary to permit the closing of the transaction.

(g) Termination of any right the Participant has to exercise the Option prior to vesting in the Shares subject to the Option (i.e., “early exercise”), such that following the closing of the transaction the Option may only be exercised to the extent it is vested.

For the avoidance of doubt, the Board has discretion to accelerate, in whole or part, the vesting and exercisability of an Option or other Award in connection with a transaction covered by this Section 11.

12. Tax.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c) Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

13. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

14. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

15. Term of Plan. Subject to Section 19 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 16 of the Plan.

16. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, or suspend the Plan. The Company may at any time terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension of termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

17. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

19. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

20. Information to Participants. If and as required (i) pursuant to Rule 701 of the Securities Act, if the Company is relying on the exemption from registration provided pursuant to Rule 701 of the Securities Act with respect to the applicable Award, and/or (ii) pursuant to Rule 12h-1(f) of the Exchange Act, to the extent the Company is relying on the Rule 12h-(1)(f) Exemption, then during the period of reliance on the applicable exemption and in each case of (i) and (ii) until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act,, the Company shall provide to each Participant the information described in paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six (6) months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to the Participants or by written notice to the Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. The Company may request that Participants agree to keep the information to be provided pursuant to this section confidential. If a Participant does not agree to keep the information to be provided pursuant to this section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act (if the Company is relying on the Rule 12h-1(f) Exemption) or Rule 701 of the Securities Act (if the Company is relying on the exemption pursuant to Rule 701 of the Securities Act).

CG ONCOLOGY, INC. 2015 EQUITY INCENTIVE PLAN:

FORM OF STOCK GRANT

The Purchaser is acquiring shares of the Common Stock of CG Oncology, Inc. on the following terms:

Name of Purchaser:

Total Number of Purchased Shares:

Purchase Price per Share: $

Date of Offer:

Date of Purchase:

Vesting Commencement Date:

Vesting Schedule:	The Right of Repurchase shall lapse with respect to the first ____% of the Purchased Shares when the Purchaser completes ___ months of continuous Service beginning with the Vesting Commencement Date set forth above. The Right of Repurchase shall lapse with respect to an additional ___% of the Purchased Shares when the Purchaser completes each month of continuous Service thereafter.

The Purchase Price must be paid on or before the Date of Purchase set forth above. If the Purchaser fails to make payment before the Date of Purchase, this offer automatically terminates.

By signing below, the Purchaser and the Company agree that the acquisition of the Purchased Shares is governed by the terms and conditions of the 2015 Equity Incentive Plan and the Restricted Stock Purchase Agreement. Both of these documents are attached to, and made a part of, this Summary of Stock Purchase. The Purchaser agrees to accept by email all documents relating to the Company, the Plan or this purchase and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Purchaser also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Purchaser by email of their availability. The Purchaser acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until the Purchaser gives the Company written notice that it should deliver paper documents.

PURCHASER:	CG ONCOLOGY, INC.

By:
Name:
Address for Mailing Stock Certificate:	Title:

Summary of Stock Purchase, page 1

CG ONCOLOGY, INC. 2015 EQUITY INCENTIVE PLAN:

RESTRICTED STOCK PURCHASE AGREEMENT

SECTION 1. ACQUISITION OF SHARES.

(a) Issuance. On the terms and conditions set forth in the Summary of Stock Purchase and this Agreement, the Company agrees to issue to the Purchaser the number of Shares set forth in the Summary of Stock Purchase. The issuance shall occur at the offices of the Company on the date of purchase set forth in the Summary of Stock Purchase or at such other place and time as the parties may agree.

(b) Consideration. The Purchaser agrees to pay the Purchase Price set forth in the Summary of Stock Purchase for each Purchased Share. The Purchase Price is agreed to be not less than 100% of the Fair Market Value of the Purchased Shares. Payment shall be made in cash or cash equivalents on the date of purchase set forth in the Summary of Stock Purchase.

(c) Stock Plan and Defined Terms. The transfer of the Purchased Shares is subject to the Plan, a copy of which the Purchaser acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Except as otherwise defined in this Agreement (including without limitation Section 11 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. RIGHT OF REPURCHASE.

(a) Scope of Repurchase Right. Until they vest in accordance with the Summary of Stock Purchase and Subsection (b) below, the Purchased Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase. The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Purchaser’s Service, but the Right of Repurchase may be exercised automatically under Subsection (d) below. If the Right of Repurchase is exercised, the Company shall pay the Purchaser an amount equal to the lower of (i) the Purchase Price of each Restricted Share being repurchased or (ii) the Fair Market Value of such Restricted Share at the time the Right of Repurchase is exercised.

(b) Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Summary of Stock Purchase.

(c) Escrow. Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow. All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Purchaser and shall not be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Purchaser upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all Purchased Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Purchaser’s Service or (ii) the lapse of the Right of First Refusal.

(d) Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 9 that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. The Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Purchaser in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company.

(e) Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 2 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 2, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.

(f) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of any transaction described in Section 11 of the Plan or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.

(g) Transfer of Restricted Shares. The Purchaser shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Purchaser may transfer Restricted Shares to one or more members of the Purchaser’s Immediate Family or to a trust established by the Purchaser for the benefit of the Purchaser and/or one or more members of the Purchaser’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Purchaser.

(h) Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 2.

(i) Part-Time Employment and Leaves of Absence. If the Purchaser commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Summary of Stock Purchase. If the Purchaser goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Summary of Stock Purchase in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue while the Purchaser is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Purchaser immediately returns to active work.

SECTION 3. RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that the Purchaser proposes to sell, pledge or otherwise transfer to a third party any Purchased Shares, or any interest in Purchased Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Purchased Shares. If the Purchaser desires to transfer Purchased Shares, the Purchaser shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Purchased Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Purchaser and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Purchased Shares. The Company shall have the right to purchase all, and not less than all, of the Purchased Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after receiving the Transfer Notice, the Purchaser may, not later than 90 days after the Company received the Transfer Notice, conclude a transfer of the Purchased Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Purchaser is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Purchaser, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Purchased Shares on the terms set forth in the Transfer Notice within 60 days after the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Purchased Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Purchased Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Purchased Shares subject to this Section 3 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Purchased Shares subject to this Section 3.

(d) Termination of Right of First Refusal. Any other provision of this Section 3 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Purchaser desires to transfer Purchased Shares, the Company shall have no Right of First Refusal, and the Purchaser shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 3 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Purchaser’s Immediate Family or to a trust established by the Purchaser for the benefit of the Purchaser and/or one or more members of the Purchaser’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Purchased Shares, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Purchaser.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 3, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 3.

SECTION 4. OTHER RESTRICTIONS ON TRANSFER.

(a) Purchaser Representations. In connection with the issuance and acquisition of Shares under this Agreement, the Purchaser hereby represents and warrants to the Company as follows:

(i) The Purchaser is acquiring and will hold the Purchased Shares for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(ii) The Purchaser understands that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless their sale or other transfer is subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Purchaser further acknowledges and understands that the Company is under no obligation to register the Purchased Shares.

(iii) The Purchaser is aware of Rule 144 under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions may include (without limitation) that certain current public information about the issuer be available, that the resale occur only after a holding period required by Rule 144 has been satisfied, that the sale occur through an unsolicited “broker’s transaction,” and that the amount of securities being sold during any three month period not exceed specified limitations. The Purchaser acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied as of either the Date of Offer or the Date of Purchase and that the Company is not required to take action to satisfy any such conditions.

(iv) The Purchaser will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Purchaser agrees that he or she will not dispose of the Purchased Shares unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of Purchased Shares and he or she has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Purchased Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares under applicable state law.

(v) The Purchaser has received and has had access to such information as he or she considers necessary or appropriate for deciding whether to invest in the Purchased Shares, and the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

(vi) The Purchaser is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Purchaser is able, without impairing his or her financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of his or her investment in the Purchased Shares.

(b) Securities Law Restrictions. Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Purchased Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

(c) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Purchaser or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Shares registered in the public offering under the Securities Act.

(d) Rights of the Company. The Company shall not be required to (i) transfer on its books any Purchased Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Purchased Shares have been transferred in contravention of this Agreement.

SECTION 5. SUCCESSORS AND ASSIGNS.

Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Purchaser and the Purchaser’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

SECTION 6. NO RETENTION RIGHTS.

Nothing in this Agreement or in the Plan shall confer upon the Purchaser any right to continue providing services to the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser) or of the Purchaser, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 7. TAX ELECTION.

The acquisition of the Purchased Shares may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code Section 83(b). Such election may be filed only within 30 days after the date of purchase set forth in the Summary of Stock Purchase. The form for making the Code Section 83(b) election is attached to this Agreement as Exhibit 1. The Purchaser should consult with his or her tax advisor to determine the tax consequences of acquiring the Purchased Shares and the advantages and disadvantages of filing the Code Section 83(b) election. The Purchaser acknowledges that it is his or her sole responsibility, and not the Company’s, to file a timely election under Code Section 83(b), even if the Purchaser requests the Company or its representatives to make this filing on his or her behalf.

SECTION 8. LEGENDS.

All certificates evidencing Purchased Shares shall bear the following legends:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. IN ADDITION, THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A LIMITED PERIOD FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing the Purchased Shares acquired under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT (INCLUDING WITHOUT LIMITATION IN ACCORDANCE WITH

REGULATION S UNDER THE ACT), THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF. HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

If required by the authorities of any State in connection with the issuance of the Purchased Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

SECTION 9. MISCELLANEOUS PROVISIONS.

(a) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(b) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation, with shipping charges prepaid or (iv) deposit with any internationally recognized express mail courier service. Notice shall be addressed to the Company at its principal executive office and to the Purchaser at the address that he or she most recently provided to the Company in accordance with this Subsection (b).

(c) Entire Agreement. The Summary of Stock Purchase, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

SECTION 10. ACKNOWLEDGEMENTS OF THE PURCHASER.

In addition to the other terms, conditions and restrictions imposed on the Shares acquired pursuant to this Agreement, the Purchaser expressly acknowledges being subject to Sections 2 (Right of Repurchase), 3 (Right of First Refusal) and 4 (Other Restrictions on Transfer, including without limitation the Market Stand-Off), as well as the following provisions:

(a) Plan Discretionary. The Purchaser understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Purchaser’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the transfer of the Purchased Shares does not in any way create any contractual or other right to receive additional awards under the Plan at any time or in any amount and (iv) all determinations with respect to any additional awards, including (without limitation) the times when awards will be granted, the number of Shares offered and the vesting schedule, will be at the sole discretion of the Company.

(b) Termination of Service. The Purchaser understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(c) Extraordinary Compensation. The value of the Purchased Shares shall be an extraordinary item of compensation outside the scope of the Purchaser’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(d) Authorization to Disclose. The Purchaser hereby authorizes and directs the Purchaser’s employer to disclose to the Company or any Subsidiary any information regarding the Purchaser’s employment, the nature and amount of the Purchaser’s compensation and the fact and conditions of the Purchaser’s participation in the Plan, as the Purchaser’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(e) Personal Data Authorization. The Purchaser consents to the collection, use and transfer of personal data as described in this Subsection (e). The Purchaser understands and acknowledges that the Company, the Purchaser’s employer and the Company’s other Subsidiaries hold certain personal information regarding the Purchaser for the purpose of managing and administering the Plan, including (without limitation) the Purchaser’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Purchaser’s favor (the “Data”). The Purchaser further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Purchaser’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. The Purchaser understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Purchaser authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Purchaser’s participation in the Plan, including a transfer to any broker or other third party with whom the Purchaser elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Purchaser’s behalf. The Purchaser may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (e) by contacting the Company in writing.

SECTION 11. DEFINITIONS.

(a) “Agreement” shall mean this Stock Purchase Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Company” shall mean CG Oncology, Inc., a Delaware corporation.

(d) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(e) “Plan” shall mean the CG Oncology, Inc. 2015 Equity Incentive Plan.

(f) “Purchased Shares” shall mean the Shares purchased by the Purchaser pursuant to this Agreement.

(g) “Purchase Price” shall mean the amount for which one Share may be purchased pursuant to this Agreement, as specified in the Summary of Stock Purchase.

(h) “Purchaser” shall mean the person named in the Summary of Stock Purchase.

(i) “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Purchaser’s Service terminates for any reason, including (without limitation) death or disability.

(j) “Restricted Share” shall mean a Purchased Share that is subject to the Right of Repurchase.

(k) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 3.

(l) “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 2.

(m) “Service” means service as an Employee, Outside Director or Consultant.

(n) “Transferee” shall mean any person to whom the Purchaser has directly or indirectly transferred any Purchased Share.

(o) “Transfer Notice” shall mean the notice of a proposed transfer of Purchased Shares described in Section 3.

EXHIBIT 1

SECTION 83(b) ELECTION

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, and pursuant to Treasury Regulations Section 1.83-2, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over an amount paid for those shares.

(a) The taxpayer who performed the services is:

Name:

Address:

Social Security No.:

(b) The property with respect to which the election is made is      shares of the common stock of CG Oncology, Inc.

(c) The property was transferred to the taxpayer on    ,   .

(d) The taxable year for which the election is made is the calendar year   .

(e) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property if for any reason taxpayer’s service with the issuer terminates. The issuer’s repurchase right lapses in a series of installments over a    -year period ending on    ,   .

(f) The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction that by its terms will never lapse) is $   per share x   shares = $  .

(g) For the property transferred, the taxpayer paid $   per share ×   shares = $  .

(h) The amount to include in gross income is $  . [The amount in Item f less the amount in Item g]

(i) A copy of this statement was furnished to CG Oncology, Inc., for whom taxpayer rendered the services underlying the transfer of such property.

(j) This statement is executed on    ,   .

Signature of Spouse (if any)	Signature of Taxpayer

Within 30 days after the date of transfer of the property, this election must be filed with the Internal Revenue Service office where the taxpayer files his or her annual federal income tax return. The filing should be made by registered or certified mail, return receipt requested. The taxpayer must (a) include a copy of the completed form with his or her federal income tax return for the taxable year in which the property is transferred and (b) deliver an additional copy to the Company.

CG ONCOLOGY, INC.

2015 EQUITY INCENTIVE PLAN

FORM OF STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the CG Oncology, Inc. 2015 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Agreement (the “Agreement”), including the Notice of Stock Option Grant (the “Notice of Grant”) and Terms and Conditions of Stock Option Grant, attached hereto as Exhibit A.

NOTICE OF STOCK OPTION GRANT

Participant:

Address:

Participant has been granted an Option to purchase Common Stock of CG Oncology, Inc. (the “Company”), subject to the terms and conditions of the Plan and this Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Number of Shares Granted:

Exercise Price per Share: $

Total Exercise Price: $

Type of Option:

___ Incentive Stock Option

___ Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

Subject to accelerated vesting as set forth below or in the Plan, this Option will be exercisable, in whole or in part, in accordance with the following schedule:

Twenty-five percent (25%) of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and thereafter 1/36 of the remaining unvested Shares subject to the Option shall vest on each of the next thirty-six (36) monthly anniversaries of the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider through each such date.

Notwithstanding the foregoing, the vesting of the Shares subject to the Option shall be subject to any vesting acceleration provisions applicable to this Option contained in the Plan and/or any employment or service agreement, offer letter, change in control severance agreement or policy, or any other agreement or policy that, prior to and effective as of the date of this Agreement, has been entered into or agreed upon, as the case may be, between Participant and the Company or any parent or subsidiary corporation of the Company (such agreement or policy, a “Separate Agreement”) to the extent not otherwise duplicative of the vesting terms described above (by way of example, if a Separate Agreement provides for different acceleration of vesting provisions for all of Participant’s stock options upon a termination of Participant as a Service Provider for “good reason” that is defined differently, and the Participant’s status as a Service Provider terminates in a manner that would trigger “good reason” under the Separate Agreement but not under this Agreement, the Participant would remain entitled to the acceleration of vesting under the Separate Agreement).

Stock Option Agreement, page 1

Termination Period:

Except as provided in a Separate Agreement, this Option will be exercisable for thirty (30) calendar days after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option will be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, if the exercise of the Option within the applicable time periods set forth in the preceding sentence is prevented by Section 18 of the Plan, the Option shall remain exercisable until thirty (30) days (or such longer period of time as determined by the Administrator, in its discretion) after the date Participant is notified by the Company that the Option is exercisable, but in any event no later than the expiration of the term of the Option as set forth in the Notice of Grant. Notwithstanding anything herein to the contrary, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 11 of the Plan.

By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Agreement, including exhibits hereto, all of which are made a part of this document. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	CG ONCOLOGY, INC.

Signature:	By:

Print Name:	Name:

Address:	Title:

Stock Option Agreement, page 2

EXHIBIT A

TERMS AND CONDITIONS OF STOCK OPTION GRANT

1. Grant of Option. The Company hereby grants to the Participant named in the Notice of Grant (the “Participant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to all of the terms and conditions in this Agreement, the Plan, and the Separate Agreement (as applicable), which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail.

(a) The Option will be designated as either an Incentive Stock Option (“ISO”) or a Nonstatutory Stock Option (“NSO”). If designated in the Notice of Grant as an ISO, this Option is intended to qualify as an ISO under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as an NSO. Further, if for any reason this Option (or portion thereof) will not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event will the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

(b) For non-U.S. taxpayers and Participants not subject to U.S. taxation, the Option will be designated as an NSO.

2. Vesting Schedule. Except as provided in Section 3, the Option awarded by this Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Shares scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

3. Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Option at any time, subject to the terms of the Plan. If so accelerated, such Option will be considered as having vested as of the date specified by the Administrator.

4. Exercise of Option.

(a) Right to Exercise. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Agreement.

(b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit B (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together and of any Tax-Related Items (as defined in Section 6(a)). This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

5. Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

(a) cash;

Exhibit A to Stock Option Agreement, page 1

(b) check;

(c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d) if Participant is a U.S. employee, surrender of other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares, provided that accepting such Shares, in the sole discretion of the Administrator, will not result in any adverse accounting consequences to the Company.

6. Tax Obligations.

(a) Responsibility for Taxes. Notwithstanding any contrary provision of this Agreement, no certificate representing the Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income, employment, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant including, without limitation, in connection with the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired under the Plan and/or the receipt of any dividends on such Shares which the Company determines must be withheld (“Tax-Related Items”). To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any Tax-Related Items by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of any required Tax-Related Items hereunder at the time of the Option exercise, Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such amounts are not delivered at the time of exercise. Participant authorizes the Company and/or the Employer to withhold any Tax-Related Items legally payable by Participant from his or her wages or other cash compensation paid to Participant by the Company and/or the Employer or from proceeds of the sale of Shares. Further, if Participant is subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges and agrees that the Company and/or Participant’s employer (the “Employer”), or former employer, as applicable, may be required to withhold or account for tax in more than one jurisdiction. Regardless of any action of the Company or the Employer, Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant will immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(c) Code Section 409A. Under Code Section 409A, an option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the fair market value of a share on the date of grant (a “Discount Option”) may be considered “deferred compensation.” A Discount Option may result in (i) income recognition by Participant prior to the exercise of the option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The Discount Option may also result in additional state income, penalty and interest charges to Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share Exercise Price of this Option equals or exceeds the Fair Market Value of a Share on the Date of Grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share Exercise Price that was less than the Fair Market Value of a Share on the Date of Grant, Participant will be solely responsible for Participant’s costs related to such a determination.

Exhibit A to Stock Option Agreement, page 2

7. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

8. Right of First Refusal.

(a) Right of First Refusal. In the event that the Participant proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have a right of first refusal with respect to all (and not less than all) of such Shares (the “Right of First Refusal”). If the Participant desires to transfer Shares acquired under this Agreement, the Participant shall give a written notice (the “Transfer Notice”) of a proposed transfer of the Shares to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed person to whom the Participant wants to transfer the Shares to (whether directly or indirectly, such person, the “Transferee”) and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Participant and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Participant may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Participant is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a Change in Control or a merger of the Company with or into another corporation or other entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

Exhibit A to Stock Option Agreement, page 3

(d) Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, in the event that the Common Stock is readily tradable on an established securities market when the Participant desires to transfer Shares, the Company shall have no Right of First Refusal, and the Participant shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Participant’s Immediate Family or to a trust established by the Participant for the benefit of the Participant and/or one or more members of the Participant’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Participant transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Participant. For purposes of this Agreement, “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal. The Board may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.

9. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE, SUBJECT TO APPLICABLE LAWS.

10. Service Acknowledgments. In accepting the Option, Participant acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(c) all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Company;

(d) Participant is voluntarily participating in the Plan;

Exhibit A to Stock Option Agreement, page 4

(e) the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(f) the Option and Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g) the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

(h) if the underlying Shares do not increase in value, the Option will have no value;

(i) if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(j) for purposes of the Option, Participant’s engagement as a Service Provider will be considered terminated as of the Service End Date, and unless otherwise expressly provided in this Agreement or determined by the Administrator, (i) Participant’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or Participant’s engagement agreement, if any, unless Participant is providing bona fide services during such time); and (ii) the period (if any) during which Participant may exercise the Option after such termination of Participant’s engagement as a Service Provider will commence on the Service End Date and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s engagement agreement, if any; the Administrator shall have the exclusive discretion to determine the Service End Date (including the determination whether Participant may still be considered to be providing services while on a leave of absence);

(k) unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(l) the following provisions apply only if Participant is providing services outside the United States:

(i) the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose;

(ii) Participant acknowledges and agrees that none of the Company, the Employer, or any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise; and

(iii) no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of Participant’s engagement as a Service Provider (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s engagement agreement, if any), and in consideration of the grant of the Option to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any Parent, any Subsidiary or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any Subsidiary and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

Exhibit A to Stock Option Agreement, page 5

(m) The Participant consents to the collection, use and transfer of personal data as described in this Subsection (m). The Participant understands and acknowledges that the Company, the Participant’s employer and the Company’s other Subsidiaries hold certain personal information regarding the Participant for the purpose of managing and administering the Plan, including (without limitation) the Participant’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (the “Data”). The Participant further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Participant’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. The Participant understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Participant authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Participant’s participation in the Plan, including a transfer to any broker or other third party with whom the Participant elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Participant’s behalf. The Participant may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (m) by contacting the Company in writing.

11. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations or assessments regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

12. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at CG Oncology, Inc., 400 Spectrum Center Drive, Suite 2040, Irvine, CA 92618, or at such other address as the Company may hereafter designate in writing.

13. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

14. Restrictions on Transfer of Shares.

(a) Securities Law Restrictions. Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”) or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Participant or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase

Exhibit A to Stock Option Agreement, page 6

of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c) Investment Intent at Grant. The Participant represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Participant shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel, including (if applicable because the Company is relying on Regulation S under the Securities Act) that as of the date of exercise the Participant is (i) not a U.S. Person; (ii) not acquiring the Shares on behalf, or for the account or benefit, of a U.S. Person; and (iii) is not exercising the option in the United States.

(e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. IN ADDITION, THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A LIMITED PERIOD FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

Exhibit A to Stock Option Agreement, page 7

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT (INCLUDING WITHOUT LIMITATION IN ACCORDANCE WITH REGULATION S UNDER THE ACT), THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF. HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

(f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 14 shall be conclusive and binding on the Participant and all other persons.

15. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

16. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or foreign law, the tax code and related regulations or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the purchase by, or issuance of Shares to, Participant (or his or her estate) hereunder, such purchase or issuance will not occur unless and until such listing, registration, qualification, rule compliance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state, federal or foreign law or securities exchange and to obtain any such consent or approval of any such governmental authority or securities exchange. Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

17. Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Agreement will have the meaning set forth in the Plan.

18. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Option have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant and all other interested persons or entities (other than the Company). No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

Exhibit A to Stock Option Agreement, page 8

19. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to Options awarded under the Plan or future options that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by such means of electronic delivery and agrees to participate in the Plan through any online or electronic system established and maintained by the Company which may, but do not necessarily, include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company. Participant consents to the electronic delivery of the Plan documents and this Agreement. Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to Participant by contacting the Company by telephone or in writing. Participant further acknowledges that Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, Participant understands that Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. Participant may revoke his or her consent to the electronic delivery of documents or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, Participant understands that he or she is not required to consent to electronic delivery of documents.

20. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

21. Language. If Participant has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control, subject to Applicable Laws.

22. Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

23. Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Option under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

24. Governing Law and Venue. This Agreement will be governed by the laws of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Option or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of Orange County, California, or the federal courts for the United States for the Central District of California, and no other courts, where this Option is made and/or to be performed.

25. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Code Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection with the Option.

26. Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other Participant.

Exhibit A to Stock Option Agreement, page 9

EXHIBIT B

CG ONCOLOGY, INC.

2015 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

CG Oncology, Inc.

400 Spectrum Center Drive, Suite 2040

Irvine, CA 92618

Attention: Stock Administration

1. Exercise of Option. Effective as of today, ______________, 20___, the undersigned (“Purchaser”) hereby elects to purchase __________ shares (the “Shares”) of the Common Stock of CG Oncology, Inc. (the “Company”) under and pursuant to the 2015 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated    (the “Agreement”). The purchase price for the Shares will be $__________, as required by the Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares and any required tax withholding to be paid in connection with the exercise of the Option.

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 10 of the Plan.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:	Accepted by:

PURCHASER	CG ONCOLOGY, INC.

Signature:	By:
Print Name:	Name:
Address:	Title:
Date Received:

Exhibit B to Stock Option Agreement, page 1